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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 ---------------

                                    FORM 8 -K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): FEBRUARY 5, 2004


                          COMMISSION FILE NUMBER 1-584

                                 ---------------

                                FERRO CORPORATION
             (Exact name of registrant as specified in its charter)

                     AN OHIO CORPORATION, IRS NO. 34-0217820

                    1000 LAKESIDE AVENUE CLEVELAND, OH 44114
                    (Address of principal executive offices)

               REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:
                                  216/641-8580



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
         ----------------------------------------------

         On February 5, 2004, Ferro Corporation issued a press release announcing our financial results for the quarter and year ended December 31, 2003 and a conference call on February 5, 2004 at 11 a.m. eastern time. A copy of this release is attached hereto as Exhibit 99.1






                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    /s/ Hector R. Ortino
                                    -----------------------------------
                                    Signature
                                    Hector R. Ortino

                                    Chairman and Chief Executive Officer
                                    Title


                                    /s/ Thomas M. Gannon
                                    --------------------------------------
                                    Signature
                                    Thomas M. Gannon

                                    Vice President and Chief Financial Officer
                                    Title

                                    February 5, 2004
                                    Date


                                  EXHIBIT INDEX
                                  -------------

Exhibit No        Description
----------        -----------

99.1              Press Release of Ferro Corporation dated February 5, 2004.